Exhibit 99.1
Investor Update
Second Quarter 2009
Earnings Conference Call
July 30, 2009
NASDAQ: HTCO

 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.
Forward Looking Statement
Q2-09 Earnings | 07.30.09 | HTCO

Second Quarter 2009 Highlights
Debt reduced, increased cash position, strong balance sheet
• Total company reported revenue of $32.4 M
• Net Income totaled $2.1 M, or $0.16 per diluted share
• Operating income (EBITDA) of $10.3 M
• Enventis Sector transport services revenue increased 8% to $6.6 M
• Telecom Sector broadband revenue grew 8% totaling $3.0 M
Q2-09 Earnings | 07.30.09 | HTCO

(Dollars In Millions)	Three months ended June 30			Six months ended June 30		
	2009	**2008**	**% Change**	**2009**	**2008**	**% Change**
Revenue						
Telecom Sector	**$ 17.8**	$ 18.0	-1%	**$ 35.5**	$ 36.3	-2%
Enventis Sector	**14.6**	21.7	-33%	**30.4**	39.3	-23%
Total	**$ 32.4**	$ 39.7	-18%	**$ 65.9**	$ 75.6	-13%
Cost of Sales	**$ 4.7**	$ 10.7	-56%	**$ 10.7**	$ 19.4	-45%
Other Costs & Expenses	**22.4**	23.1	-3%	**45.4**	45.4	0%
Total Expense	**$ 27.1**	$ 33.8	-20%	**$ 56.1**	$ 64.8	-14%
Operating Income	**$ 5.3**	$ 5.9	-10%	**$ 9.8**	$ 10.8	-8%
Net Income	**$ 2.1**	$ 2.5	-15%	**$ 3.7**	$ 4.3	-13%
EPS - Diluted	**$ 0.16**	$ 0.19	-16%	**$ 0.29**	$ 0.32	-9%

HickoryTech

Total Company Results
Q2-09 Earnings | 07.30.09 | HTCO

(Dollars In Millions)	Three Months ended June 30			Six Months ended June 30		
	Q2-09	**Q2-08**	**$ Change**	**2009**	**2008**	**$ Change**
Operating Income	**$ 5.3**	$ 5.9	$ (0.6)	**$ 9.8**	$ 10.8	$ (1.0)
Add:						
Depreciation	**4.8**	4.7	0.1	**9.9**	9.4	0.5
Amortization of Intangibles	**0.2**	0.3	(0.1)	**0.5**	0.6	(0.1)
EBITDA	**$ 10.3**	$ 10.9	$ (0.6)	**$ 20.2**	$ 20.8	$ (0.6)

HickoryTech

Reconciliation of Operating Income to
EBITDA
Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non
-GAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation.
Q2-09 Earnings | 07.30.09 | HTCO

(Dollars In Millions)	Three Months ended June 30			Six Months ended June 30		
	2009	**2008**	**% Change**	**2009**	**2008**	**% Change**
Revenue						
Access	**$ 6.0**	$ 6.0	0%	**$ 12.2**	$ 12.8	-5%
Broadband	**3.0**	2.8	8%	**5.9**	5.4	10%
Other Telecom	**9.0**	9.4	-4%	**17.8**	18.4	-3%
Total Revenues	**$ 18.0**	$ 18.2	-1%	**$ 35.9**	$ 36.6	-2%
Costs and Operating Expenses	**$ 10.5**	$ 11.2	-6%	**$ 20.9**	$ 22.1	-5%
Depreciation and Amortization	**3.8**	4.0	-5%	**7.9**	7.9	0%
Total Expense	**$ 14.3**	$ 15.2	-6%	**$ 28.8**	$ 30.0	-4%
Operating Income	**$ 3.7**	$ 3.0	23%	**$ 7.1**	$ 6.6	8%
Net Income	**$ 2.2**	$ 1.7	26%	**$ 4.2**	$ 3.8	10%
Capital Expenditures	**$ 2.4**	$ 2.5	-8%	**$ 3.8**	$ 5.0	-24%

HickoryTech

Telecom Sector Results
Numbers prior to inter-segment eliminations.
Q2-09 Earnings | 05.05.09 | HTCO

(Dollars in Millions)

$7.3
$7.4
$6.8
$6.2
$7.4
$9.4
$6.0
$6.0
$7.6
$7.1
$6.8
$7.6
$7.1
$6.3
2006
2007
2008
2009
Q1
Q2
Q3
Q4

HickoryTech

Telecom Network Access Revenue
*Q2-2007 network access revenue includes $1.9 million IXC settlement.

Beginning Q3-2007, Interstate rate decrease effective.
*IXC Settlement
Q2-09 Earnings | 07.30.09 | HTCO

(Dollars In Millions)

	Three Months ended June 30			Six Months ended June 30		
	2009	**2008**	**% Change**	**2009**	**2008**	**% Change**
Revenue						
ENS equipment	**$ 5.4**	$ 12.7	-58%	**$ 12.2**	$ 22.9	-47%
ENS services	**2.7**	3.1	-10%	**5.1**	5.1	-1%
ETS services	**6.6**	6.1	8%	**13.4**	11.6	15%
Total Revenue	**$ 14.7**	$ 21.9	-32%	**$ 30.7**	$ 39.6	-23%
Costs of Sales	**$ 4.7**	$ 10.7	-56%	**$ 10.7**	$ 19.4	-45%
Other Costs & Operating Expenses	**7.1**	7.4	-2%	**14.8**	13.9	6%
Depreciation and Amortization	**1.2**	1.0	17%	**2.3**	2.0	15%
Total Expense	**$ 13.0**	$ 19.1	-31%	**$ 27.8**	$ 35.3	-21%
Operating Income	**$ 1.7**	$ 2.8	-40%	**$ 2.9**	$ 4.3	-33%
Net Income	**$ 1.0**	$ 1.7	-39%	**$ 1.7**	$ 2.5	-32%
Capital Expenditures	**$ 2.3**	$ 2.0	14%	**$ 3.5**	$ 3.0	16%

HickoryTech

Enventis Sector Results
Numbers prior to inter-segment eliminations.
Q2-09 Earnings | 07.30.09 | HTCO

(Dollars in Millions)	Three Months Ended June 30				Six Months Ended June 30			
	Enterprise Network Services (ENS)		Enventis Transport Services (ETS)		Enterprise Network Services (ENS)		Enventis Transport Services (ETS)	
	2009	2008	2009	2008	2009	2008	2009	2008
Revenues before intersegment eliminations:								
Equipment	$ 5.4	$ 12.7	$ -	$ -	$ 12.2	$ 22.9	$ -	$ -
Services	2.7	3.1	6.5	6.0	5.1	5.1	13.1	11.3
Intersegment	-	-	0.1	0.1	-	-	0.3	0.3
Total Revenue	$ 8.1	$ 15.8	$ 6.6	$ 6.1	$ 17.3	$ 28.0	$ 13.4	$ 11.6
Cost of sales	$ 4.7	$ 10.7	$ -	$ -	$ 10.7	$ 19.4	$ -	$ -
Cost of services (excluding depreciation and amortization)	1.6	2.2	3.2	2.7	3.6	4.0	6.5	5.2
Selling, general and administrative expenses, (excluding depreciation and amortization)	1.2	1.3	1.1	1.2	2.5	2.5	2.2	2.2
Depreciation and amortization	0.1	0.1	1.1	0.9	0.2	0.2	2.1	1.8
Total Expenses	7.6	$ 14.3	$ 5.4	$ 4.8	$ 17.0	$ 26.1	$ 10.8	$ 9.2
Operating income	$ 0.5	$ 1.5	$ 1.2	$ 1.3	$ 0.3	$ 1.9	$ 2.6	$ 2.4
Net income	$ 0.3	$ 0.9	$ 0.7	$ 0.8	$ 0.2	$ 1.1	$ 1.5	$ 1.4
Capital expenditures	$ 0.1	$ 0.2	$ 2.2	$ 1.8	$ 0.3	$ 0.3	$ 3.2	$ 2.7

Numbers prior to inter-segment eliminations

HickoryTech

Enventis Product Line Results
Q2-09 Earnings | 07.30.09 | HTCO

ENS Equipment
ENS Services
ETS Services
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
1Q-06
2Q-06
3Q-06
4Q-06
1Q-07
2Q-07
3Q-07
4Q-07
1Q-08
2Q-08
3Q-08
4Q-08
1Q-09
2Q-09

HickoryTech

Enventis Revenue
Equipment sales impacted by economic factors
$2.7M
$6.6 M
$5.4 M
Q2-09 Earnings | 07.30.09 | HTCO

$20.2
$3.4
$7.3
$.5
$3.4
$5.6
Free Cash Flow Payout Ratio: 45% or $9.0M
10
9
8
7
6
5
4
3
2
1
0
EBITDA
Interest Expense
Capex
Cash Taxes
Dividend Payment
Excess Cash

HickoryTech

Free Cash Flow: YTD-09
Illustration
(Dollars in Millions)
The free cash flow ratio (available for dividends, purchases, etc) was 45% of YTD-09 EBITDA.
Q2-09 Earnings | 07.30.09 | HTCO

CP Telecom Pending Acquisition

HickoryTech Corporation announced on May 4, 2009 an
agreement to acquire CP Telecom, a facilities-based
telecommunications provider, serving Minneapolis, St. Paul and northern Minn.
•Regulatory approvals received, plan to close August 1, 2009
•$7.0 M acquisition price, subject to adjustments prior to closing
•Strategic initiative to expand SMB focus and product line
•Increases fiber capacity in Minneapolis and St. Paul through long-term leases, adds network colocations and strategic Points of Presence
•Expands sales agent distribution channel
•Projected synergies through off-net circuit migration to HT network, billing system conversion, agent sales channel
•2008 unaudited fiscal revenue was $10 million
•36 employees based in Duluth and Minneapolis

Q2-09 Earnings | 07.30.09 | HTCO

Summary
Stable Results, Strong Balance Sheet, Positioned for Growth
• Growth in Enventis transport services
• Continued Telecom broadband growth, Digital TV expansion
• Reduction in debt, increased cash position, strong balance sheet
• Clear focus on growing SMB segment: CP Telecom acquisition

Q2-09 Earnings | 07.30.09 | HTCO

Ely
Virginia
Babbitt
Hibbing
Eveleth
Grand Rapids
Fargo
Duluth
Brainerd
Superior
Minneapolis / St. Paul
St. Cloud
Shakopee
Farmington
Faribault
Eau Claire
Red Wing
Owatonna
Mankato
Winona
La Crosse
Rochester
Sioux Falls
Rock Rapids
Austin
Albert Lea
Hull
Urbandale
Des Moines
HickoryTech Fiber Network
Extended Fiber Network
Community Fiber Ring
Backbone POP
ILEC Service Areas
CLEC Service Areas

HickoryTech

HickoryTech Service Area
2,400 fiber optic miles